Other Payables and Accrued Expenses - Schedule of Components of Other Payables and Accrued Expenses (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Jun. 30, 2025 CNY (¥)
Schedule of Components of Other Payables and Accrued Expenses [Abstract]
Loan from third parties	[1]	¥ 11,424
Service charge		1,067
Payable for acquisition of forest land use right and buildings		200
Others		30		4,957
Total		¥ 12,721	$ 1,817	¥ 4,957

[1]	The amount represented interest-free loans of RMB11.4 million from third parties that were formerly related parties of the Company's subsidiary. The loans were unsecured and repayable on demand. RMB3.7 million of the outstanding balance had been settled subsequently, and the remaining balance is expected to be settled within one year.